Exhibit 10.20(B)

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL

AMENDMENT NO. 1

to the

Multi-Product License Agreement

dated 22 August 2012

between

LONZA SALES AG

and

ONCOMED PHARMACEUTICALS, INC

CONFIDENTIAL

THIS AMENDMENT is made the day of January 22 2014

BETWEEN

LONZA SALES AG incorporated and registered in Switzerland whose registered office is at Muenchensteinerstrasse 38, CH-4002, Basel, Switzerland (hereinafter referred to as “Lonza”) and

ONCOMED PHARMACEUTICALS, INC., incorporated in Delaware whose office is at 800 Chesapeake Drive, Redwood City, CA 94063, USA (hereinafter referred to as “OncoMed”)

WHEREAS

A.	OncoMed and Lonza entered into a Multi-Product License Agreement dated 22 August 2012 (hereinafter referred to as the “Agreement”), in respect of the use by OncoMed of Lonza’s proprietary System (as defined in the Agreement).

B.	Lonza now wishes to clarify the content of Schedule 2 in the Agreement.

C.	Lonza and OncoMed now wish to amend the terms of the Agreement.

NOW THEREFORE in consideration of the mutual promises and covenants contained herein, and other good and valuable consideration the receipt of which is hereby acknowledged, it is hereby agreed by the parties to amend the Agreement as follows:

1.	The words and phrases defined in the Agreement shall have the same meanings in this Amendment.

2.	Schedule 2 of the Agreement is hereby deleted in its entirety and replaced by the Schedule 2 annexed hereto.

3.	Save as herein provided all other terms and conditions of the Agreement shall remain in full force and effect.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

IN WITNESS WHEREOF the parties have caused this Amendment No.1 to be executed by their respective representatives thereunto duly authorised as of the day and year first above written.

Signed for and on behalf of LONZA SALES AG	/s/ Sven Frie
Sven Frie
Director Sales & Business Development
TITLE

Signed for and on behalf of LONZA SALES AG	/s/ Cordula Altekrüger
Cordula Altekrüger
Legal Counsel
TITLE

Signed for and behalf of ONCOMED PHARMACEUTICALS, INC.	/s/ John Lewicki
EVP, CSO
TITLE

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

SCHEDULE 2

PRODUCTS

[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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